Teche
HOLDING COMPANY
NYSE: TSH

The SmartGrowth Bank

79 Years of Success



Results of FY 2012; 1st Half 2013
Year End September 30

Forward-Looking Statement

Teche
79 Years of Success

Statements contained in this presentation which are not historical facts are forward-looking statements. These forward-looking statements and all other statements that may be contained in this presentation that are not historical facts are subject to a number of risks and uncertainties, and actual results may differ materially than those forecasted. Such forward-looking statements are estimates reflecting the best judgment of Teche Holding Company's management based upon currently available information. Certain factors which could affect the accuracy of such forward-looking statements are identified in the public filings made by Teche Holding Company with the Securities and Exchange Commission, and forward-looking statements contained herein, or other public statements of Teche Holding Company or its management should be considered in light of those factors. Teche does not undertake, and specifically disclaims, any obligation to publicly release the results of any revisions that may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

Teche

HOLDING COMPANY

NYSE: TSH

The SmartGrowth Bank | 79 Years of Success



earnings
SmartGrowth
economy

Leadership Team

Teche
79 Years of Success

Patrick O. Little
Chairman · President · Chief Executive Officer
W. Ross Little, Jr.
Sr. Vice President · Chief Retail Officer
Darryl R. Broussard
Sr. Vice President · Chief Lending Officer
J. L. Chauvin
Sr. Vice President · Chief Financial Officer
Jason P. Freyou
Sr. Vice President · Chief Operations Officer




CAT

Highlights

Teche
79 Years of Success

- New Baton Rouge Branch in Medical Center Corridor
- New Lafayette Branch in Thriving Oil Center
- Record Earnings Per Share of $3.51 in 2012
- Record Loan Production in 2012
- Record Checking Growth in 2012
- Dividend of $0.73 1HFY13
- Exceptional Job Growth in Region
- KBW Honor Roll Bank for 10 Years of Profitability

Increasing Shareholder Value

Teche
79 Years of Success

Total Return	39% in 3 Years; 78% in 10 Years
Record EPS	Last 4 Years
Consistent Dividend	Yield 3.60%
Tangible Book Value	7.1% Higher Year Over Year
Share Repurchases	Consistent; 4% LTM
ROE and ROA	9.87% and 1.00% LTM
P/TB; P/E	102%; 11.6x
Insider Ownership	36%

Earnings | Record EPS

Teche
79 Years of Success



Record EPS for 4 Years
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$1.53
$2.94
$1.84
$2.63
$1.61
$3.36
$1.62
$3.37
$1.59
$3.45
$1.67
$3.51
$2.24
2007
2008
2009
2010
2011
2012
2013*
1H
Fiscal Year

***Includes $0.63 gain on loan sale**

Earnings | Growth in Dividends

Teche
79 Years of Success



FY Growth in Dividends
1H13 Dividend: $0.73; Yield: 3.60%
$1.60
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.58
$0.78
$0.94
$1.10
$1.26
$1.37
$1.41
$1.42
$1.44
$1.45
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012

Earnings | Dividend Yield Comparison

Teche
79 Years of Success



Dividend Yield LTM
GSBC Peer Comparison
4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
Median 1.9%
3.60%
CCBG
CRFN
CHFN
BXS
CSFL
STBZ
HBOS
FBMS
HOMB
SCBT
OZRK
MSL
BNCN
FFIN
IBKC
RNST
HBHC
SFNC
TSH
SBSI
TRMK

Source: SNL Financial LC
Closing Prices 4/19/13

Earnings | Price to Earnings Ratio

Teche
79 Years of Success


Price/Estimated Earnings
GSBC Peer Comparison
Median 15.1x
11.6 x
21.0
19.0
17.0
15.0
13.0
11.0
9.0
7.0
5.0
HBOS
HBHC
TSH
MSL
TRMK
SBSI
STBZ
IBKC
SFNC
SCBT
BNCN
HOMB
CRFN
OZRK
BXS
CSFL
RNST
FFIN

Data NM:
CHFN, CCBG, FBMS

Source: SNL Financial LC
Closing Prices 4/19/13

SmartGrowth | Deposits

Teche
79 Years of Success



SmartGrowth Deposits: 12.8% LTM
10 Yr. CAGR Total Deposits: 6.3%
10 Yr. CAGR SmartGrowth Deposits: 11.4%
Millions
$700
$600
$500
$400
$300
$200
$100
Mar-03
Mar-04
Mar-05
Mar-06
Mar-07
Mar-08
Mar-09
Mar-10
Mar-11
Mar-12
Mar-13
SmartGrowth Deposits
Time Deposits
Total Deposits

SmartGrowth | Deposits

Teche
79 Years of Success



SmartGrowth Deposits: 12.8% LTM
10 Yr. CAGR Total Deposits: 6.3%
10 Yr. CAGR SmartGrowth Deposits: 11.4%
Millions
$700
$600
$500
$400
$300
$200
$100
Mar-03
Mar-04
Mar-05
Mar-06
Mar-07
Mar-08
Mar-09
Mar-10
Mar-11
Mar-12
Mar-13
SmartGrowth Deposits
Time Deposits
Total Deposits

SmartGrowth | Deposits

Teche
79 Years of Success



SmartGrowth Deposits: 12.8% LTM
10 Yr. CAGR Total Deposits: 6.3%
10 Yr. CAGR SmartGrowth Deposits: 11.4%
Millions
$700
$600
$500
$400
$300
$200
$100
Mar-03
Mar-04
Mar-05
Mar-06
Mar-07
Mar-08
Mar-09
Mar-10
Mar-11
Mar-12
Mar-13
SmartGrowth Deposits
Time Deposits
Total Deposits

SmartGrowth | Deposits

Teche
79 Years of Success

Checking Cost: 12bp

Checking Up 16% LTM

Commercial Checking Growth

SmartGrowth Cost: 21bp

10 Yr. CAGR: 11.4%



Millions
$550
$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
FY1Q
FY2Q
Checking
Savings
Money Market

SmartGrowth Loans | Strategy

Teche
79 Years of Success

- Focus on Commercial and Retail Loans in FY 2013
- Continue to Grow Our Quality Loan Pipeline
- Maintain a Balanced and Diversified Loan Portfolio
- Sale of $46.3 M Mortgage Loans
- Manage Interest Rate Risk with Core Deposits and FHLB Advances
- Increase Value within South Louisiana's Robust Economy



SmartGrowth | Loans

Teche
79 Years of Success


10 Yr. CAGR Total Loans: 6.1%
10 Yr. CAGR SmartGrowth Loans: 12.0%
$700
$600
$500
$400
$300
$200
$100
Millions
Mar-03
Mar-04
Mar-05
Mar-06
Mar-07
Mar-08
Mar-09
Mar-10
Mar-11
Mar-12
Mar-13
SmartGrowth Loans
Conforming Mortgage Loans
Total Loans

SmartGrowth | Loans

Teche
79 Years of Success



10 Yr. CAGR Total Loans: 6.1%
10 Yr. CAGR SmartGrowth Loans: 12.0%
$700
$600
$500
$400
$300
$200
$100
Millions
Mar-03
Mar-04
Mar-05
Mar-06
Mar-07
Mar-08
Mar-09
Mar-10
Mar-11
Mar-12
Mar-13
SmartGrowth Loans
Conforming Mortgage Loans
Total Loans

SmartGrowth | Loans

Teche
79 Years of Success



10 Yr. CAGR Total Loans: 6.1%
10 Yr. CAGR SmartGrowth Loans: 12.0%
$700
$600
$500
$400
$300
$200
$100
Millions
Mar-03
Mar-04
Mar-05
Mar-06
Mar-07
Mar-08
Mar-09
Mar-10
Mar-11
Mar-12
Mar-13
SmartGrowth Loans
Conforming Mortgage Loans
Total Loans

SmartGrowth | Loans

Diversified
Low Risk
High Quality
Transparent


Total Loans
3/31/13
18%
7%
16%
26%
Commercial Loans 33%
17%
7%
5%
3%
1%
Non-Residential RE
Residential RE
C & I
C & D
Commercial Land
Conforming Mortgage Loans
SmartMortgages
Home Equity
Consumer
Commercial

Strong Asset Quality

	Teche 3/31/13	GSBC Median* 3/31/13
NPAs/Assets	0.68%	1.32%
NPLs/Loans	0.81%	1.38%
NCOs/Avg. Loans	0.25%	0.40%
ALLL/NPAs	138.95%	50.8%
OREO	0.07%	1.16%

Source: SNL

**Gulf South Bank Conference Participants*



Expansion

Teche
79 Years of Success

Supported by Capital

Stockholders Equity
In Millions



$68.0
$71.5
$75.5
$80.0
$83.5
$86.6
2008
2009
2010
2011
2012
1H13

Tangible Book Value Per Common Share



$30.37
$32.33
$34.43
$37.02
$39.29
$40.66
2008
2009
2010
2011
2012
1H13



Expansion

Teche
79 Years of Success







Supported by Technology

New Products for Commercial Customers

Remote and Mobile Access for All Customers

New Well-Integrated Core Platform

Fast, Efficient Services Supported by Technology



Expansion

Teche
79 Years of Success

Filling Footprint | Increase Market Share

New Branch: Lafayette	New Branch: Baton Rouge
Lafayette Oil Center	Medical Corridor Center
9.0% in Job Growth 2012	Large Hospital Expansion|300 Jobs
Hub of Oil and Gas Service Companies	New IBM Technology Center|800 Jobs
Robust Gulf Oil Exploration	Strong Petrochemical Industry
"Best Mid-Size City for Job Growth"…Forbes	Ranked 8th in Construction Job Growth 2011-12



LA Economic Outlook, 31st Annual Edition 2013-2014

Economy of South Louisiana


IBM
Dow
EA SPORTS
ExxonMobil
Schumachergroup
LHC
Amedisys
Celtic
NUCOR
Dynamic Fuels
Globalstar
STULLER
Bollinger
Shipyards, Inc.
GULF ISLAND FABRICATION

Healthy and Growing

Oil and Gas Exploration Driving Oil Service Businesses

Low Gas Price Spurring Growth in Petrochemical Industry

Generous Tax Incentives Attract Entertainment Business

Solid Advanced Manufacturing with State Incentives

Emerging Technology Industry

National Specialty Healthcare Companies

Robust Hospitality and Tourism Industry

Coastal Restoration

Economy of South Louisiana

Teche
79 Years of Success



Energy | Fundamental Business

Louisiana Exports Talent and Supplies to Global Markets

Louisiana Companies Build Oil Platforms, Ships and Supply Boats

Louisiana Port Fourchon Provides Base for GOM Exploration

Economy of South Louisiana

Teche
79 Years of Success

Healthy Growth and Low Unemployment		
	Record Growth Forecasted 2013 + 2014	Low Unemployment February 2013
Louisiana	2.6%	5.8%
Houma MSA	6.1%	4.0%
Lafayette MSA	6.8%	4.2%
Baton Rouge MSA	2.5%	5.5%



Source: Louisiana Economic Outlook
31st Annual Edition 2013-2014
U.S. Bureau of Labor Statistics

Increasing Shareholder Value

Teche
79 Years of Success

Total Return Comparison



Teche Holding Company - Total Return (%)
TSH (+48.22%)
MSL (-20.24%)
IBKC (+17.43%)
HBHC (-21.37%)
BXS (-31.44%)
GSBC - 2013 (+12.95%)
Total Return (%)
60
40
20
0
-20
-40
-60
-80
Jul 2008
Jan 2009
Jul 2009
Jan 2010
Jul 2010
Jan 2011
Jul 2011
Jan 2012
Jul 2012
Jan 2013
TSH
IBKC
GSBC
HBHC
MSL
BXS

Increasing Shareholder Value

Teche
79 Years of Success

Total Return	39% in 3 Years; 78% in 10 Years
Record EPS	Last 4 Years
Consistent Dividend	Yield 3.60%
Tangible Book Value	7.1% Higher Year Over Year
Share Repurchases	Consistent; 4% LTM
ROE and ROA	9.87% and 1.00% LTM
P/TB; P/E	102%; 11.6x
Insider Ownership	36%

Teche HOLDING COMPANY

NYSE: TSH

The SmartGrowth Bank | 79 Years of Success

